UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 29, 2008

ROCKY MOUNTAIN FUDGE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51140	16-1734022
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4596 Russell Street, Salt Lake City, Utah 84117
(Address of principal executive offices)

Registrant's telephone number, including area code: (801) 230-1807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K/A

Explanatory Note

This Amendment No. 1 to Form 8-K dated September 29, 2008 is being filed to correct an error included in Exhibit 3.1, “Newly Adopted Bylaws”, specifically in Article II, Section 2.11, and Article IX, Section (b). Also revised is the disclosure included in Item 5.03 below discussing the change in Article VI of the old Bylaws.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2008 at a meeting of our Board of Directors, our sole director, Steven D. Moulton, appointed two new directors to the Board to fill vacancies created by the resignations of former directors, Ronald Moulton and Vallerie Moulton, effective April 16, 2007. The two new directors are Jacob Colby and Claudia Moulton. Steven D. Moulton remains a director continues to serve as President and CEO. Jacob Colby will serve as Vice President and Claudia Moulton will serve as Secretary / Treasurer.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We do not presently compensate directors or executive officers for service on the Board and there is no plan, contract or arrangement with any director relating to their service on the Board. The Board of Directors has in its power the authority to establish compensation for directors in the future. We do not currently have any standing committees.

The business experience of each of the two new directors is set forth below:

Jacob Colby, age 21, graduated from Olympus High School in Salt Lake City, Utah, in 2005. Mr. Colby worked for Excel Properties in Salt Lake City doing property management from June of 2005 until January 2006. He also worked at Hartvigsen School in Salt Lake City from January 2006 to June 2006. Mr. Colby spent two years in Switzerland doing Ecclesiastical work and is currently enrolled as a student at Salt Lake Community College. Mr. Colby is the stepson of the company’s President, Steven D. Moulton, and is Claudia Moulton’s son.

Claudia Moulton, age 46. Graduated from Highland High School in Salt Lake City, Utah, in 1980. She received a B.S. in Elementary Education from the University of Utah in 1987. Ms. Moulton was employed by Granite School District in Salt Lake City as an Elementary Teacher from 1987 to 1999. In 1999, she left her teaching position and has been a homemaker since that time. Ms. Moulton is the wife of our President, Steven D. Moulton.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2008, the Board of Directors adopted new and amended Bylaws to govern the business of the company, effective the same day. The following is a summary of changes effected by adoption of the new Bylaws, which is qualified in its entirety by reference to the new Bylaws filed as Exhibit 3.1 hereto.

The new Bylaws were adopted because it was determined by the Board of Directors that these Bylaws were better suited to a publicly traded company and to our business. The amended and new Bylaws are referred to herein as the new Bylaws. The Bylaws as previously in effect are referred to herein as the old Bylaws.

● Article I (NAME) of the old Bylaws repeats information that is set forth in the Company’s Amended and Restated Articles of Incorporation and, for the sake of efficiency, has been deleted.

● Article II (OFFICES) of the old Bylaws has been replaced by Article I (OFFICE) of the new Bylaws, which lists the new address of the Company’s principal office and does not repeat information pertaining to the location of the registered agent and the registered office for maintenance of records, which information is set forth in the Company’s Amended and Restated Articles of Incorporation.

● Article III (OBJECTIVES, POWERS AND PURPOSES) of the old Bylaws reiterates rights, privileges, powers, and purposes as provided in the Company’s Amended and Restated Articles of Incorporation and as are available to the Company under Nevada statute and the laws of the United States and, for the sake of efficiency, has been deleted.

● Article IV (ISSUED CORPORATE STOCK CERTIFICATES), Sections 1 through 5 of the old Bylaws has been replaced by Article VII (CAPITAL STOCK) of the new Bylaws. Article VII of the new Bylaws does not repeat information pertaining to the share authorizations that is set forth in the Company’s Amended and Restated Article of Incorporation and is easier to read and understand than its antecedent.

● Article IV, Section 6 (DIVIDENDS) of the old Bylaws has been replaced by Article XI (DIVIDENDS) of the new Bylaws, which is easier to read and understand than its antecedent.

● Article V (DIRECTORS) of the old Bylaws has been replaced by Article III (BOARD OF DIRECTORS) of the new Bylaws. Article III of the new Bylaws removes age restrictions for directors and removes the connection between the number of shareholders and the size of the board that existed in its antecedent, allowing the Company to operate with a board with between one and seven members, thereby providing the Company with flexibility that is essential to a public company. Moreover, Article III of the new Bylaws is clearer and easier to read that its ambiguous antecedent.

● Article VI (MEETING OF STOCKHOLDERS) of the old Bylaws has been replaced by Article II (SHAREHOLDERS’ MEETING) of the new Bylaws. Article II of the new Bylaws changes the target date of the regularly scheduled annual meeting from September 12th to March 1st and provides for action by written consent of shareholders holding a majority in interest of all the issued and outstanding shares entitled to vote on such action, except with regard to actions that would amend the company Bylaws as were approved at a meeting of the company’s shareholders, which will allow for more efficient governance of the company.

● Article VII (OFFICERS) of the old Bylaws has been replaced by Article IV (OFFICERS) of the new Bylaws, which is easier to read and understand than its antecedent.

● Article VIII (ACTIONS BY RESOLUTION), Section 1 (FISCAL YEAR) of the old Bylaws has been replaced by Article X (FISCAL YEAR) of the new Bylaws, which sets the end of the Company’s fiscal year as December 31st.

● Article VIII, Section 2 (BANKING AND CHECKING) of the old Bylaws has been replaced by Article VI (CONTRACTS, LOANS, DEPOSITS AND CHECKS) of the new Bylaws, which is more comprehensive than its antecedent.

● Article IX (AMENDMENTS) of the old Bylaws has been replaced by Article IX (AMENDMENTS) of the new Bylaws, which is easier to read and understand than its antecedent and which provides that no Bylaws adopted by the shareholders will be altered or repealed by the board of directors, a provision that did not appear in its antecedent.

● Article X (GENERAL PROVISIONS), Sections 1 (SEVERABILITY OF PROVISIONS), 4 (INSPECTION OF CORPORATE RECORDS), and 5 (ANNUAL REPORT) of the old Bylaws have been deemed unnecessary and have been deleted.

● Article X (GENERAL PROVISIONS), Sections 2 (PERSONAL LIABILITY) and 3 (INDEMNITY) of the old Bylaws have been replaced by Article VIII (INDEMNIFICATION) of the new Bylaws, which is easier to read and understand than its antecedent.

● Article XI (CERTIFICATE OF AUTHORITY) of the old Bylaws has been replaced by Article XII (CORPORATE SEAL) of the new Bylaws, which provides for certification in a simpler form.

● Article XII (MEDICAL CARE REIMBURSEMENT PLAN) of the old Bylaws has been deleted because the Company does not offer medical care reimbursement.

● Article V (COMMITTEES) has been incorporated into the new Bylaws to provide guidance with regard to the formation of committees, which committees were not addressed in the old Bylaws.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

3.1	Newly Adopted Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Mountain Fudge Company, Inc.

Date: October 2, 2008	By:	S/ Steven D. Moulton
Steven D. Moulton
President